COMMITMENTS	6 Months Ended
Jun. 30, 2019
Notes to Financial Statements
COMMITMENTS

a) Finder’s Fee Agreements

The Company has entered into various finder’s fee agreements whereby the Company is required to pay cash finder’s fees of 10% of all monies raised through these parties. The terms of these agreements are for periods of one year.

b) Consulting Contracts

i)	On June 1, 2018 the Company entered into a consulting agreement for the provision of strategic business advisory services for a period of one year. The Company agreed to issue a convertible promissory note in the amount of US$50,000 and pay the consultant US$10,000 per month. (Notes 9(e)).

ii)	On October 22, 2018, the Company entered into a consulting contract with a Director for the provision of strategic business advisory services for a period of four months. The Company agreed to pay the Director $2,500 per month.